EXHIBIT 4(c)



                                CLASS C SHARES OF
                                     IDEX II
                               C.A.S.E. PORTFOLIO
                              A series of shares of
                               IDEX II SERIES FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
                          SHARES OF BENEFICIAL INTEREST

THIS CERTIFIES that       is the owner of        ACCOUNT NO.     ALPHA CODE

fully paid and non-assessable Class C Shares (without par value) of IDEX II C.A.S.E. Portfolio, a series of shares (the "Series") of IDEX II Series Fund, a Massachusetts business trust (the "Trust"), which shares are established and designated under the Declaration of Trust dated January 7, 1986, and restated as of August 30, 1991, as amended from time to time (the "Trust Agreement"). The terms of the Trust Agreement, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by reference as fully as if set down herein in their entirety. As provided in the Trust Agreement, the beneficial interest in the Series has been divided into classes of Shares, and the Shares evidenced hereby represent the beneficial interest in an undivided proportionate part of the assets belonging to the Series subject to the liabilities belonging to the Series and classes thereof. Such Shares have the rights and preferences set forth in the Trust Agreement and the Trust will furnish the holder of this certificate upon written request and without charge a statement of such rights and preferences. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO REDEMPTION BY THE TRUST pursuant to the procedures that may be determined by the Trustees in accordance with the Trust Agreement. This certificate is issued by the Trustees of the Trust not individually but as Trustees under the Trust Agreement, and represents shares of beneficial interest in the Series and does not bind any of the Trustees, shareholders, officers, employees or agents of the Trust personally but only the assets and property of the Series. Subject to the provisions of the Trust Agreement, the Class C shares represented by this certificate are transferable upon the books of the Trust by the registered holder hereof in person or by its duly authorized attorney upon surrender of this certificate.

Witness the facsimile signature of the President and Treasurer of the Trust and the signature of its duly authorized agent.

                                   VOID IF NOT COUNTERSIGNED
                                   COUNTERSIGNED by Idex Investor Services, Inc. P.O. Box 9015, Clearwater, FL 34618-9015
                                   TRANSFER AGENT
                                   BY
                                   __________________________________________
                                   AUTHORIZED SIGNATURE

PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED
CLASS C SHARES OF IDEX II C.A.S.E. PORTFOLIO
A SERIES OF IDEX II SERIES FUND                         SHARES

NUMBER IM

ACCOUNT NO.           ALPHA CODE           DEALER NO.               CONFIRM NO.

TRADE DATE                                 CONFIRM DATE              BATCH ID.
NO.

                      CHANGE NOTICE: IF THE ABOVE INFORMATION IS INCORRECT OR MISSING. PLEASE PRINT THE CORRECT INFORMATION BELOW, AND RETURN TO:
                                    IDEX INVESTOR SERVICES, INC.
                                    P.O. BOX 9015
                                    CLEARWATER, FL 34618-9015

                                    __________________________

                                    __________________________

                                    __________________________
                                    TAX IDENT. OR SOC. SEC. NO.


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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full, according to the applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFTS/TRANSFERS MIN ACT - --------------- CUSTODIAN -------------------
                                   (Cust)                         (Minor)
                               Act
                                                (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE



_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________ SHARES
OF THE SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_______________________________________________________________________________

______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED ISSUER WITH FULL POWER OF SUBSTITUTION IN THE PREMISES

DATED, ______________________

                                           __________________________________
                                                         OWNER

                                           __________________________________
                                              SIGNATURE OF CO-OWNER, IF ANY

IMPORTANT (BEFORE SIGNING, READ AND COMPLY CAREFULLY WITH NOTICE PRINTED ABOVE)


SIGNATURE(S) GUARANTEED BY:

_______________________________________________________________________________
NAME OF INSTITUTION

_______________________________________________________________________________
AUTHORIZED SIGNATURE
(GUARANTEE STAMP MUST BE INCLUDED)

      NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                    THIS SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION WHO MEETS THE
                                    STANDARDS AND PROCEDURES OF THE TRANSFER
                                    AGENT.